PART A

                             The Prospectus for the
           Florida Tax-Free Income and Florida Tax-Free Money Market
                               is included herein

                                                                     PROSPECTUS
                                                                 AUGUST 1, 2001


USAA FLORIDA FUNDS

                      (USAA FLORIDA TAX-FREE INCOME FUND
                  AND USAA FLORIDA TAX-FREE MONEY MARKET FUND)

TABLE OF CONTENTS
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What Are Each Fund's Investment
Objectives and Main Strategies?                                 2
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What Are the Main Risks of Investing in These Funds?            2
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Could the Value of Your Investment
in These Funds Fluctuate?                                       3
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Fees and Expenses                                               6
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Fund Investments                                                6
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Fund Management                                                12
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Using Mutual Funds in an Investment Program                    14
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How to Invest                                                  15
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How to Redeem                                                  17
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Important Information About Purchases and Redemptions          18
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Exchanges                                                      19
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Shareholder Information                                        19
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Financial Highlights                                           22
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Appendix A                                                     24
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Appendix B                                                     26
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Appendix C                                                     27
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SHARES OF THE FLORIDA FUNDS ARE OFFERED ONLY TO FLORIDA RESIDENTS. THE DELIVERY
OF THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE WHERE SHARES OF THE FLORIDA FUNDS MAY NOT LAWFULLY BE MADE.

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF EITHER OF THESE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY MANAGES THESE FUNDS. FOR EASIER READING, USAA INVESTMENT MANAGEMENT COMPANY WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
     OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common investment objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The   FLORIDA   TAX-FREE   INCOME  FUND   invests   primarily   in    long-term
investment-grade Florida tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

The FLORIDA TAX-FREE MONEY MARKET FUND invests in high-quality Florida tax-exempt securities with maturities of 397 days or less.

Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 6 for more information.

WHAT ARE THE MAIN RISKS
     OF INVESTING IN THESE FUNDS?

The two primary risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

* MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

These credit and market risks may be magnified because each Fund concentrates in Florida tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the Florida Tax-Free Income Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the Florida Tax-Free Income Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The Florida Tax-Free Money Market Fund's total return may decrease.

Other risks of investing in either Fund include call risk and structural risk.

As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Florida Tax-Free Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

USAA FLORIDA FUNDS - 2

Look for this symbol ! throughout the prospectus. We use it to mark more detailed information about the risks you will face as a Fund shareholder.

COULD THE VALUE OF YOUR INVESTMENT
     IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Florida Tax-Free Income Fund will fluctuate with the changing market values of the investments in the Fund. We manage the Florida Tax-Free Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the Florida Tax-Free Income Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The bar charts shown below illustrate the Funds' volatility and performance from year to year for each full calendar year since the Funds' inception.

TOTAL RETURN

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

All mutual funds must use the same formula to calculate TOTAL RETURN.

FLORIDA TAX-FREE INCOME FUND

[BAR CHART]
               CALENDAR YEAR               TOTAL RETURN

                    1994*                    -10.04%
                    1995                      18.90%
                    1996                       4.38%
                    1997                      11.16%
                    1998                       6.36%
                    1999                      -6.33%
                    2000                      12.87%

                  * Fund began operations on October 1, 1993.
[SIDE BAR]
6-MONTH YTD TOTAL RETURN
 2.58%    (6/30/01)

BEST QUARTER
 8.34%   1ST QTR. 1995

WORST QUARTER
-8.93%   1ST QTR. 1994

The table on the next page shows how the Fund's average annual total returns for the one-, and five-year periods, as well as the life of the Fund, compared to those of relevant securities market indicies. Remember, historical performance does not necessarily indicate what will happen in the future.

                                                                 3 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                       LIFE OF
                                           PAST            PAST          FUND
                                          1 YEAR          5 YEAR       10/1/93
     --------------------------------------------------------------------------
        Florida Tax-Free Income Fund      12.87%           5.46%        4.82%
     -------------------------------------------------------------------------
        Lipper Florida Municipal
        Debt Fund Index*                  10.60%           4.59%        4.69%+
     -------------------------------------------------------------------------
        Lehman Brothers
        Municipal Bond Index**            11.68%           5.84%        5.75%+
     ==========================================================================
      * THE LIPPER FLORIDA MUNICIPAL DEBT FUND INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 10 LARGEST FUNDS WITHIN THIS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT LIMIT THEIR ASSETS TO THOSE SECURITIES THAT ARE EXEMPT FROM TAXATION IN THE STATE OF FLORIDA.

     + THE PERFORMANCE OF THE LIPPER FLORIDA MUNICIPAL DEBT FUND INDEX AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS CALCULATED AT THE END OF THE MONTH, SEPTEMBER 30, 1993, WHILE THE FUND'S INCEPTION DATE IS OCTOBER 1, 1993. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS DUE TO THIS ONE-DAY DIFFERENCE.

    **  THE LEHMAN BROTHERS  MUNICIPAL BOND INDEX IS AN UNMANAGED  BENCHMARK OF
        TOTAL  RETURN   PERFORMANCE   FOR  THE   LONG-TERM,   INVESTMENT-GRADE,
        TAX-EXEMPT BOND MARKET.

FLORIDA TAX-FREE MONEY MARKET FUND

[BAR CHART]
               CALENDAR YEAR               TOTAL RETURN

                    1994*                      2.49%
                    1995                       3.57%
                    1996                       3.24%
                    1997                       3.33%
                    1998                       3.17%
                    1999                       2.97%
                    2000                       3.75%

                  * Fund began operations on October 1, 1993.

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
1.59%    (6/30/01)

BEST QUARTER
 1.00%   2ND QTR. 2000

WORST QUARTER
 .47%    1ST QTR. 1994

The table below shows how the Fund's average annual total returns for the one- and five-year periods, as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                      LIFE OF
                                           PAST           PAST          FUND
                                         1 YEAR          5 YEAR        10/1/93
     --------------------------------------------------------------------------
        Florida Tax-Free
        Money Market Fund                  3.75%          3.29%        3.17%
     ==========================================================================

USAA FLORIDA FUNDS - 4

YIELD

All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

[SIDE BAR]
     YIELD IS ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.

     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

FLORIDA TAX-FREE INCOME FUND

The Florida Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2000, was 4.90%.

FLORIDA TAX-FREE MONEY MARKET FUND

The Florida Tax-Free Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2000, was 4.22%.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal and Florida intangible tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36% and a Florida Intangible Tax Effect of .12%, the Effective Marginal Tax Rate would be 36.08%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2000, would be as follows:

                                                                TAX-EQUIVALENT
                                                     YIELD           YIELD
     --------------------------------------------------------------------------
       Florida Tax-Free Income Fund (30 day)         4.90%           7.66%
       Florida Tax-Free Money Market Fund (7 day)    4.22%           6.60%

Using the example, to exceed the 30-day yield of the Florida Tax-Free Income Fund on an after-tax basis, you must find a fully taxable investment that yields more than 7.66%. Likewise, to exceed the 7-day yield of the Florida Tax-Free Money Market Fund, you must find a fully taxable investment that yields more than 6.60%.

For more information on calculating tax-equivalent yields for the year 2002, see APPENDIX B on page 26.

CURRENT PRICE AND TOTAL RETURN INFORMATION

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for these Funds, through our usaa.com Internet Web site once you established Internet access. See page 15 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the fund you would like to receive information on followed by the pound sign (#) when asked for a fund code.

[SIDE BAR]
FUND NUMBER
FLORIDA TAX-FREE
INCOME FUND          66
FLORIDA TAX-FREE
MONEY MARKET FUND    67

                                                                 5 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

[SIDE BAR]
TICKER SYMBOL
FLORIDA TAX-FREE
INCOME FUND
UFLTX
FLORIDA TAX-FREE
MONEY MARKET FUND
UFLXX

NEWSPAPER SYMBOL
FLORIDA TAX-FREE
INCOME FUND
TxFln

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in these Funds.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses during the past fiscal year ended March 31, 2001, as adjusted to reflect changes in the underlying contracts for services, and are calculated as a percentage of average net assets.

[SIDE BAR]
     12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

                   MANAGEMENT    DISTRIBUTION     OTHER       TOTAL ANNUAL
                      FEES      (12B-1) FEES    EXPENSES    OPERATING EXPENSES
-------------------------------------------------------------------------------
 Florida Tax-Free
 Income Fund          .35%          None          .28%             .63%
 Florida Tax-Free
 Money Market Fund    .35%          None          .28%             .63%

EXAMPLE OF EFFECT OF THE FUNDS' OPERATING EXPENSES

This example is intended to help you compare the cost of investing in one of these Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods.

                                    1 YEAR    3 YEARS      5 YEARS    10 YEARS
   ---------------------------------------------------------------------------
    Florida Tax-Free Income Fund     $64       $202         $351         $786
    Florida Tax-Free
    Money Market Fund                $64       $202         $351         $786

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Q    WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

A Each Fund's principal strategy is the investment of its assets primarily in securities issued by the state of Florida, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes and the obligations are exempt from the Florida intangible personal property tax.

     These securities include municipal debt obligations that have been issued by Florida and its political subdivisions, and duly constituted state and local authorities and corporations.

USAA FLORIDA FUNDS - 6

     We refer to these securities as Florida tax-exempt securities. Florida tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities. Likewise, the Florida Legislature has granted an exemption from state intangible personal property taxes for most Florida municipal securities.

Q    WHAT TYPES  OF TAX-EXEMPT  SECURITIES  WILL  BE  INCLUDED  IN  EACH FUND'S
     PORTFOLIO?

A Each Fund's assets may be invested in any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power;

     * LEASE OBLIGATIONS backed by the municipality's covenant to budget for the payments due under the lease obligation;

     *  INDUSTRIAL   DEVELOPMENT  BONDS  issued  by  or  on  behalf  of  public authorities to obtain funds for privately operated facilities; and

     *  SYNTHETIC  INSTRUMENTS,   which  combine  a  municipality's   long-term
        obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax and Florida intangible personal property taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

Q WHAT ARE THE PRINCIPAL RISKS ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

[EXCLAMATION POINT]

        CREDIT RISK. The bonds in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

        When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category
        (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

                                                                 7 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

[EXCLAMATION POINT]

        MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Q    WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

[EXCLAMATION POINT]

        CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

        Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

        Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

[EXCLAMATION POINT]

        STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Florida Tax-Free Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

Q WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN FLORIDA TAX-EXEMPT SECURITIES?

A During normal market conditions, at least 80% of each Fund's net assets will consist of Florida tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to Florida tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal income tax and the state intangible personal property tax; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

USAA FLORIDA FUNDS - 8

Q    ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

A Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Florida tax-exempt securities.

     With respect to the Florida Tax-Free Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. government securities.

Q WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

A [EXCLAMATION POINT] The Funds are subject to credit and market risks, as previously described, which could be magnified by the Funds' concentration in Florida issues. Florida tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of Florida issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Florida to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An  investment  in the  Florida  Tax-Free  Funds  may be  riskier  than an
     investment   in  other  types  of   tax-exempt   funds   because  of  this
     concentration.

     The following are examples of just some of the events that may depress valuations for Florida tax-exempt securities for an extended period of time:

     * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     *  Natural  or  other  disasters  such  as  floods,  storms,   hurricanes,
        droughts, fires, or earthquakes.

     * Bankruptcy or financial distress of a prominent municipal issuer within the state.

     * Economic issues that impact critical industries or large employers or that weaken real estate prices.

     *  Reductions  in  federal  or  state financial aid.

     *  Imbalance   in  the  supply  and  demand  for  the  state's   municipal
        securities.

     * Developments that may change the tax treatment of Florida tax-exempt securities.

                                                                 9 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other   considerations   affecting  the  Funds'   investments  in  Florida
     tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

Q    DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

Q WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAXES?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and the shares will also be exempt from the Florida intangible personal property tax. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of net short-term capital gains are taxable as ordinary income.

     * Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

Q WILL INCOME FROM THE FUNDS BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR INDIVIDUALS?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

FLORIDA TAX-FREE INCOME FUND

Q    WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch, Inc. (Fitch) or in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by those rating agencies, we must determine that the security is of equivalent investment quality.

USAA FLORIDA FUNDS - 10

     In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

Q WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED TO BELOW INVESTMENT GRADE?

A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

Q    WHAT IS THE FUND'S AVERAGE PORTFOLIO MATURITY AND HOW IS IT CALCULATED?

A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

FLORIDA TAX-FREE MONEY MARKET FUND

Q    WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     *  issued  or  guaranteed  by  the  U.S.   government  or  any  agency  or
        instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities

     * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO

     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated or

     *  unrated but determined by us to be of comparable quality

     In addition, we must consider whether a particular investment presents minimal credit risk.

                                                                11 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

Q    WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS?

A    Current NRSROs include:

     * Moody's Investors Service
     * Standard & Poor's Ratings Group
     * Fitch, Inc.

Q    WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

Q    WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

[SIDE BAR]
     DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk. The Fund has also purchased insurance to protect against defaults. This insurance is subject to deductibles and dollar limits.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each of the Fund's assets, see APPENDIX A on page 24.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

[SIDE BAR]
TOTAL ASSETS
UNDER MANAGEMENT
BY USAA INVESTMENT
MANAGEMENT COMPANY
APPROXIMATELY $41 BILLION

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Funds' portfolios (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board

USAA FLORIDA FUNDS - 12
of Trustees. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. The fees we received for the fiscal year ended March 31, 2001, were equal to .35% of average net assets for the Florida Tax-Free Income Fund and, net of reimbursements, .32% of average net assets for the Florida Tax-Free Money Market Fund.

[SIDE BAR]
LIPPER INDEX
FLORIDA MUNICIPAL
DEBT FUND INDEX

Beginning with the month ending July 31, 2002, the investment management fee for the Florida Tax-Free Income Fund will be comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Florida Municipal Debt Fund Index. The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the LIPPER INDEX over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE RELATIVE TO INDEX           ANNUAL ADJUSTMENT RATE
        (IN BASIS POINTS) 1                  (IN BASIS POINTS AS A PERCENTAGE
                                              OF A FUND'S AVERAGE NET ASSETS)

            +/- 20 to 50                                   +/- 4
            +/- 51 to 100                                  +/- 5
            +/- 101 and greater                            +/- 6

---------
   1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services for the Funds.

PORTFOLIO MANAGERS

FLORIDA TAX-FREE INCOME FUND

Robert R. Pariseau, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 17 years' investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst designation in 1987 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the National Federation of Municipal Analysts. He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

                                                                13 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

FLORIDA TAX-FREE MONEY MARKET FUND

Regina G. Shafer, CFA, assistant vice president of Money Market Funds, has managed the Fund since April 1999. She has six years' investment management experience and has worked for us for ten years. Ms. Shafer is a Certified Public Accountant and earned the Chartered Financial Analyst designation in 1998. She is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. She holds an MBA from the University of Texas at San Antonio and a BBA from Southwest Texas State University.

USING MUTUAL FUNDS
     IN AN INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

USAA'S FAMILY OF FUNDS

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation funds on page 27. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA asset strategy fund, the USAA family of funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 27 for a complete list of the USAA family of no-load mutual funds.

USAA FLORIDA FUNDS - 14

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make an investment as described below on the Internet, by mail, in person, bank wire, or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

TAX ID NUMBER

Each shareholder named on the account must provide a Social Security number or tax identification number to avoid possible tax withholding requirements set forth by the IRS.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest that you convert your foreign check to U.S. dollars prior to investment in a Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process and will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

 *   $3,000

ADDITIONAL MINIMUM PURCHASES

 * $50 per transaction, per account. (Except on transfers from brokerage accounts into the Florida Tax-Free Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

HOW TO PURCHASE BY ...

INTERNET ACCESS - USAA.COM

  * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, you will need to call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access to your account, you will be able to open a new mutual fund account within an existing registration, exchange to another USAA Fund, make redemptions, review account activity, check balances, and more. To place orders by Internet, an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization must be on file.

                                                                15 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------
MAIL

  *  To open an account, send your application and check to:

                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

  *  To add to your  account,  send  your  check  and the  deposit  stub in the
     business  reply  envelope  that   accompanies   your  Fund's   transaction
     confirmation to the transfer agent:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288

IN PERSON

  * To open an account, bring your application and check to our San Antonio investment sales and service office at:

                  USAA Federal Savings Bank
                  10750 Robert F. McDermott Freeway
                  San Antonio, TX 78288

BANK WIRE

  * To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:

                  State Street Bank and Trust Company
                  Boston, MA 02101
                  ABA#011000028
                  Attn: USAA Florida Fund Name
                  USAA Account Number: 69384998
                  Shareholder(s) Name(s) _____________________________
                  Shareholder(s) Mutual Fund Account No._______________

ELECTRONIC FUNDS TRANSFER (EFT)

  * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

  * If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

  * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another USAA Fund, or make redemptions. This service is available with an ESA and EFT Buy/Sell authorization on file.

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

  * To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

USAA FLORIDA FUNDS - 16

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM BY ...

INTERNET, MAIL, IN PERSON, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

  *  Access our Internet Web site at usaa.com.

  *  Send your written instructions to:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

  * Visit a member service representative at our San Antonio investment sales and service office at USAA Federal Savings Bank.

  * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

  * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

  * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/tax identification number or date of birth of the registered account owner(s) for the account registration.
Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited.

                                                                17 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

CHECKWRITING

  * Checks can be issued for your Florida Tax-Free Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                      USAA Shareholder Account Services
                      9800 Fredericksburg Road
                      San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

USAA BROKERAGE SERVICES

 * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION
     ABOUT PURCHASES AND REDEMPTIONS

INVESTOR'S GUIDE TO USAA MUTUAL FUND SERVICES

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

ACCOUNT BALANCE

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

FUND RIGHTS

Each Fund reserves the right to:

  *  reject purchase or exchange orders when in the best interest of the Fund

  * limit or discontinue the offering of shares of the Fund without notice to the shareholders

  * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Funds' Board of Trustees and the required notice has been given to shareholders

  * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

  * redeem an account with a total value of less than $500 of either Fund, with certain limitations

USAA FLORIDA FUNDS - 18

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only Florida residents may exchange into a Florida Fund. Exchanges made through USAA TouchLine(R) and the Internet require an ESA and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 17.

EXCHANGE LIMITATIONS, EXCESSIVE TRADING

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                               NUMBER OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4 p.m. Eastern Time.

Securities of the Florida Tax-Free Income Fund are valued each business day at their current market value as determined by a pricing service approved by the Funds' Board of Trustees. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Funds' Board of Trustees. In addition, securities purchased with maturities of 60 days or less and all securities of the Florida Tax-Free Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

                                                                19 - PROSPECTUS

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Ordinarily, any net capital gain distribution will be paid in December. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

[SIDE BAR]
     INCOME DIVIDENDS PAYMENT TO SHAREHOLDERS OF INCOME FROM INTEREST OR DIVIDENDS GENERATED BY THE FUND'S INVESTMENTS.

     CAPITAL GAIN DISTRIBUTIONS PAYMENT TO FUND SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in each Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the Florida Tax-Free Income Fund will reduce the NAV per share by the amount of the dividend or distribution on the ex-dividend date. You should consider carefully the effects of purchasing shares of a Florida Tax-Free Income Fund shortly before any capital gain distribution. Some or all of these distributions are subject to taxes. If you become a resident of a state other than Florida, we will mail a check for proceeds of income dividends to you monthly.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

FEDERAL TAXES

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 10, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING

Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number
*   underreports dividend or interest income or
*   fails to certify that he or she is not subject to withholding

To avoid this withholding requirement, you must certify, on your application or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING

Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Fund during the preceding year.

USAA FLORIDA FUNDS - 20

FLORIDA TAXATION

The following is only a summary of some of the important Florida tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.

Dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida, because Florida does not impose a personal income tax. Dividends and distributions by the Funds will be subject to Florida corporate income taxes. Accordingly, investors in the Funds, including in particular corporate investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

Florida imposes a tax on intangible personal property owned by Florida residents. Effective January 1, 2001, this tax is imposed at a rate of 1 mil (one dollar per thousand dollars of value). Effective January 1, 2002, the first $250,000 of an individual's ($500,000 for a husband and wife) value of taxable intangible personal property is exempt from the tax. Shares in the Funds constitute intangible personal property for purposes of this tax. Under a statutory exemption, however, the Funds' shares will be exempt from the tax if at least 90% of the net asset value of the portfolio of assets corresponding to the shares in the Funds is invested in assets that are exempt from the Florida intangible personal property tax. The Funds have received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to shares in the Funds is invested in assets that are exempt from the tax, shares of the Funds owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. Assets exempt from the Florida intangible personal property tax include obligations issued by the state of Florida and its political subdivisions, municipalities, and public authorities, obligations of the U.S. government, its agencies and certain territories and possessions such as Puerto Rico, the Virgin Islands, and Guam; and cash. If shares of the Funds are subject to Florida intangible personal property tax, because less than 90% of the net asset value of the Funds' assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of shares of the Funds that is attributable to obligations of the U.S. government will be exempt from taxation.

FUTURE SHAREHOLDER MAILINGS

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of these Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

In the future the Funds anticipate offering shareholders the option of receiving financial reports and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

                                                                21 - PROSPECTUS

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


FLORIDA TAX-FREE INCOME FUND


                                         Year ended March 31,
                       --------------------------------------------------------
                          2001        2000        1999       1998      1997
                       --------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $    9.14   $   10.02   $    9.94  $    9.33  $    9.26
Net investment income        .49         .49         .50        .51        .52
Net realized and
   unrealized
   gain (loss)               .50        (.88)        .08        .61        .07
Distributions from
   net investment
   income                   (.49)       (.49)       (.50)      (.51)      (.52)
                       --------------------------------------------------------
Net asset value at
   end of period       $    9.64   $    9.14   $   10.02  $    9.94  $    9.33
                       ========================================================
Total return (%)*          11.15       (3.85)       5.91      12.22       6.51
Net assets at end
   of period (000)     $ 188,945   $ 170,162   $ 181,964  $ 145,921  $  95,483
Ratio of expenses to
   average net
   assets (%)                .49         .48         .47        .50        .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)        n/a        n/a         n/a         .51        .57
Ratio of net investment
   income to average
   net assets (%)           5.26        5.25        4.96       5.21       5.57
Portfolio Turnover (%)     28.93       62.32       25.28      27.48      44.75

----------------

* Assumes reinvestment of all dividend income distributions during the period.

USAA FLORIDA FUNDS - 22

FINANCIAL HIGHLIGHTS


FLORIDA TAX-FREE MONEY MARKET FUND


                                         Year ended March 31,
                       --------------------------------------------------------
                          2001        2000         1999       1998      1997
                       --------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $    1.00   $    1.00   $    1.00  $    1.00  $    1.00
Net investment income        .04         .03         .03        .03        .03
Distributions from net
   investment income        (.04)       (.03)       (.03)      (.03)      (.03)
                       --------------------------------------------------------
Net asset value at end
   of period           $    1.00   $    1.00   $    1.00  $    1.00 $     1.00
                       ========================================================
Total return (%)*           3.75        3.14        3.05       3.34       3.20
Net assets at end
  of period (000)      $ 114,193   $ 111,795   $  98,616  $  89,799  $  87,053
Ratio of expenses
   to average net
   assets (%)                .50         .50         .50        .50        .50
Ratio of expenses
   to  average net
   assets excluding
   reimbursements (%)        .53         .53         .51        .52        .57
Ratio of net investment
   income to average
   net assets (%)           3.69        3.13        3.00       3.28       3.15

----------------------

*Assumes reinvestment of all dividend income distributions during the period.

                                                                 23 - PROSPECTUS

                                  APPENDIX A

         THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES
           IN WHICH THE ASSETS OF THE FLORIDA FUNDS MAY BE INVESTED:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

  * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

  * Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

  * The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the Florida Tax-Free Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Florida Tax-Free Income Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Florida Tax-Free Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

  * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

  * The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

  *  Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments  commonly referred to
as  municipal  lease   obligations,   including   leases  and  certificates  of
participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

USAA FLORIDA FUNDS - 24

ILLIQUID SECURITIES

We may invest up to 15% of the Florida Tax-Free Income Fund's net assets and up to 10% of the Florida Tax-Free Money Market Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as the Manager may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                                                25 - PROSPECTUS

                                   APPENDIX B

TAXABLE-EQUIVALENT YIELD TABLE

The table below includes the effect of the Intangibles Tax for January 1, 2002. Your actual rate will vary depending on your filing status and the total amount of your intangibles subject to the Florida tax.

Shareholders of either Florida Fund will have the potential benefit of owning shares in a Fund, the value of which is exempt from the Florida Intangibles Tax.


COMBINED FEDERAL AND THE
EFFECT OF FLORIDA INTANGIBLES TAX

Assuming a Federal
Marginal Tax Rate of:          27%          30%           35%        38.6%

and Assuming a Florida
Intangibles Tax Effect of:*  0.09%        0.09%         0.09%        0.09%

The Effective Marginal
Tax Rate Would be:        27.0657%(a)  30.0630%(b)   35.0585%(c)   38.6553%(d)

To Match a Double
Tax-Free Yield of:         A Fully Taxable Investment Would Have to Pay You:


     ==========================================================================
         2.00%               2.74%        2.86%         3.08%        3.26%
     --------------------------------------------------------------------------
         2.50%               3.43%        3.57%         3.85%        4.08%
     --------------------------------------------------------------------------
         3.00%               4.11%        4.29%         4.62%        4.89%
     --------------------------------------------------------------------------
         3.50%               4.80%        5.00%         5.39%        5.71%
     --------------------------------------------------------------------------
         4.00%               5.48%        5.72%         6.16%        6.52%
     --------------------------------------------------------------------------
         4.50%               6.17%        6.43%         6.93%        7.34%
     --------------------------------------------------------------------------
         5.00%               6.86%        7.15%         7.70%        8.15%
     --------------------------------------------------------------------------
         5.50%               7.54%        7.86%         8.47%        8.97%
     --------------------------------------------------------------------------
         6.00%               8.23%        8.58%         9.24%        9.78%
     --------------------------------------------------------------------------
         6.50%               8.91%        9.29%        10.01%       10.60%
     --------------------------------------------------------------------------
         7.00%               9.60%       10.01%        10.78%       11.41%
     ==========================================================================

-------------------------

* Assumes an investor, filing jointly, with $760,000 in  intangible assets.

(a) Federal Rate of 27% + (Florida Intangibles Tax Effect of .09% x (1-27%))
(b) Federal Rate of 30% + (Florida Intangibles Tax Effect of .09% x (1-30%))
(c) Federal Rate of 35% + (Florida Intangibles Tax Effect of .09% x (1-35%))
(d) Federal  Rate  of  38.6%  +  (Florida  Intangibles  Tax  Effect  of .09% x
    (1-38.6%))

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

USAA FLORIDA FUNDS - 26

                                  APPENDIX C

USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.

     -----------------------                        ------------------------
     ASSET ALLOCATION FUNDS                                INDEX FUNDS
     -----------------------                        ------------------------
        Balanced Strategy                              Extended Market Index
      Cornerstone Strategy                               Global Titans Index
     Growth and Tax Strategy                               Nasdaq-100 Index
       Growth Strategy                                      S&P 500 Index
       Income Strategy

      -------------------                          ------------------------
         EQUITY FUNDS                              TAX EXEMPT BOND FUNDS
      -------------------                          ------------------------
       Aggressive Growth                                  Long-Term
         Capital Growth                               Intermediate-Term
        Emerging Markets                                 Short-Term
       First Start Growth                              State Bond/Income
              Gold
             Growth
        Growth & Income                            ------------------------
          Income Stock                                TAXABLE BOND FUNDS
         International                             ------------------------
      Science & Technology                                   GNMA
        Small Cap Stock                            High-Yield Opportunities
    Value (eff. August 3, 2001)                              Income
          World Growth                              Intermediate-Term Bond
                                                        Short-Term Bond

                                                       ------------------
                                                       MONEY MARKET FUNDS
                                                       ------------------
                                                          Money Market
                                                      Tax Exempt Money Market
                                                    Treasury Money Market Trust
                                                        State Money Market


FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA
EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS INDEX(SM)" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                27 - PROSPECTUS

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


     ---------------------------------------------------------------------
        INVESTMENT ADVISER, ADMINISTRATOR, UNDERWRITER, AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

     ---------------------------------------------------------------------
                                 TRANSFER AGENT
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

     ---------------------------------------------------------------------
                                    CUSTODIAN
                       State Street Bank and Trust Company
                                 P.O. Box 1713
                           Boston, Massachusetts 02105

     ---------------------------------------------------------------------

                           TELEPHONE ASSISTANCE HOURS
                          Call toll free - Central Time
                        Monday - Friday 6 a.m. to 10 p.m.
                          Saturday 8:30 a.m. to 5 p.m.
                          Sunday 11:30 a.m. to 8 p.m.

     ---------------------------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181 (in San Antonio, 456-7200)
                For account servicing, exchanges, or redemptions
                   1-800-531-8448 (in San Antonio, 456-7202)

     ---------------------------------------------------------------------
                        RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066 (in San Antonio, 498-8066)

     ---------------------------------------------------------------------
                         MUTUAL FUND USAA TOUCHLINE(R)
                         (from touch-tone phones only)
              For account balance, last transaction, fund prices,
                       or to exchange/redeem fund shares
                   1-800-531-8777 (in San Antonio, 498-8777)

     ---------------------------------------------------------------------

                                INTERNET ACCESS
                                    usaa.com


                   INVESTMENT COMPANY ACT FILE NO. 811-7852

                                     PART B

                  Statement of Additional Information for the
               Florida Tax-Free Income and Florida Tax-Free Money
                        Market Funds is included herein

USAA     USAA STATE                                      STATEMENT OF
EAGLE    TAX-FREE                                        ADDITIONAL INFORMATION
LOGO     TRUST                                           AUGUST 1, 2001
-------------------------------------------------------------------------------

                           USAA STATE TAX-FREE TRUST
                                 FLORIDA FUNDS

USAA STATE TAX-FREE TRUST (the Trust) is a registered investment company offering shares of two no-load mutual funds, which are described in this Statement of Additional Information (SAI): the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (collectively, the Funds or the Florida Funds). Each Fund is classified as diversified and has a common investment objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a prospectus dated August 1, 2001, for the Florida Funds by writing to USAA State Tax-Free Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 2001, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

        PAGE

           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           8   Investment Restrictions
           9   Special Risk Considerations
          12   Portfolio Transactions
          13   Description of Shares
          13   Certain Federal Income Tax Considerations
          15   Florida Taxation
          15   Trustees and Officers of the Trust
          18   The Trust's Manager
          21   General Information
          21   Calculation of Performance Data
          23   Appendix A - Tax-Exempt Securities and Their Ratings
          25   Appendix B - Comparison of Portfolio Performance
          28   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the FLORIDA TAX-FREE INCOME FUND are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.

     The value of the FLORIDA TAX-FREE MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Florida Tax-Free Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Florida Tax-Free Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a total value of less than $500 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual  protection  of the investor  and the Funds,  the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Florida Tax-Free Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Florida Tax-Free Income Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Florida Tax-Free Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its net assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

DERIVATIVES

Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving each Fund's investment objective. Each Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory"
hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by each Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS

Each Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that each Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

Each Fund may not establish a position in a futures contract or purchase or sell an option on a futures contract for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets.

     As noted above, each Fund may engage in both hedging and non hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non hedging strategies typically involve special risks. The profitability of each Fund's non hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

SWAP ARRANGEMENTS

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     Each Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities that are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income taxes. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

OTHER POLICY

Each Fund may lend its securities and engage in short sells against the box.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund may not:

 (1) borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will either Fund purchase securities when its borrowings exceed 5% of its total assets;

 (2) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and, in the case of the Florida Tax-Free Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (3)  issue senior securities, except as permitted under the 1940 Act;

 (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein);

 (6) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements; or

 (7) purchase or sell commodities or commodities contracts except that the Florida Tax-Free Income Fund may invest in financial futures contracts, options thereon, and similar instruments.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     The Florida Tax-Free Income Fund may not invest more than 15% of the value of its net assets and the Florida Tax-Free Money Market Fund may not invest more than 10% of the value of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days).

ICIM BOND INSURANCE

The Trust has purchased (together with other investment companies within the USAA family of funds), a money market fund bond (the Bond) from the ICIM Reinsurance Company. The Bond provides insurance to the Florida Tax-Free Money Market Fund (and other money market funds within the USAA family of funds) for losses incurred by the Fund that result from a default in the payment of interest or principal on a security held by the Fund or from the occurrence of a bankruptcy or similar insolvency proceeding involving an issuer or guarantor of a security held by the Fund. The Bond has an aggregate limitation of liability in the amount of $100 million. Claims under the Bond are subject to a deductible in the amount of .10 of 1% of the net asset value of the Fund and are subject to a variety of terms and conditions that may limit the ability of the Fund to recover under the Bond in certain circumstances or may delay the timing of any recovery. Furthermore, the Bond does not cover losses resulting from a decline in the market value of a security attributable to changes in interest rates or the financial condition of an issuer in the absence a default on the security or an insolvency involving the issuer. Accordingly, although the Bond provides additional protection for the Fund, there can be no assurance that the Fund will be able to maintain a stable net asset value per share of $1 at all times.

                          SPECIAL RISK CONSIDERATIONS

The information set forth below is derived from official statements prepared in connection with the issuance of bonds of the state of Florida (the "State") and other sources that are generally available to investors. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Trust has not independently verified this information.

     THE FLORIDA ECONOMY. Beginning in calendar year 1995, the State's unemployment rate has generally tracked below the national average. The State's unemployment rate is projected to be 3.8% in calendar year 2000, while the nation's unemployment rate for that calendar year is projected to be 4.3%. (The projections set forth in this SAI were obtained from a report, prepared by the Finance and Economic Analysis Unit of the Governor's Office of Policy and Budget, contained within a recent official statement, dated May 1, 2001 for a State of Florida debt offering ("State of Florida Report")).

     During calendar years 1995 through 1999, the State's per capita income is projected to have expanded approximately 35.2%, while the national per capita income increased by approximately 38.5%. Since 1997 Florida's per capita income has been consistently slightly below that of the U.S. In 1999, it was 98% ($28,023) of the U.S. $28,542 average. The structure of Florida's income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and retirement benefits, among other sources of income) are relatively more important sources of income. For example, Florida's employment income in calendar year 1998 represented 62.0% of total personal income (63% in calendar year 1999), while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 72.2% in calendar year 1998. Florida's income is dependent upon transfer payments controlled by the federal government.

     Florida  ranks as the fourth most  populous  state,  with a population  of
15.98 million. Since census year 1990, the State's estimated average annual rate of population increase has been approximately 1.8% as compared to an approximately 1.0% average annual increase for the nation as a whole. From census years 1990 to 2000, the State's population increased approximately 23.5% while that of the nation increased approximately 13.2%. No assurance can be given, however, that such growth will continue.

     Tourism remains an important aspect of the State's  economy.  An estimated
48.7 million people visited the State in calendar year 1998, according to VISIT FLORIDA, the direct support organization for the Florida Commission on Tourism. Visitors to the State's public parks and recreation areas totaled 14,645,202 for fiscal year 1998-99, a 3.69% increase over the prior fiscal year. The State's fiscal year begins July 1 and ends June 30.

     An important element of the State's economic outlook is the construction sector. Total contract construction employment as a share of total non-farm employment was approximately 5.2% in calendar year 1998. Single and multi-family housing starts in fiscal year 1998-99 reached a combined level of 144,500. Multi-family starts were slow to recover from the early 1990s recession, but are showing stronger growth now and approximated 49,600 in fiscal year 1998-99. A driving force behind the State's construction industry is its rapid population growth.

     FLORIDA REVENUES AND EXPENDITURES. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--General Revenue Fund, trust funds, Working Capital Fund and the Budget Stabilization Fund. In fiscal year 1998-99, the State derived approximately 67% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, estate tax, intangible personal property tax, and beverage tax, which in fiscal year 1999-2000 amounted to 73%, 7%, 4%, 3%, and 3%, respectively, of total General Revenue Fund receipts. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1999-00, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 55%, 24%, and 14%, respectively, of total General Revenues.

     The sales and use tax is the greatest single source of tax receipts in the State. For fiscal year 1999-00, receipts from this source were $13,783.8 million, an increase of approximately 7% from the prior fiscal year, although not all of these receipts are credited to the General Revenue Fund. In each of the past three legislative sessions, measures were enacted that temporarily waived collection of the sales tax on certain clothing items. As a result of the sales tax waivers, general revenue was estimated to have decreased by $142.7 million in fiscal year 1999-2000, and to decrease by $35.5 million in fiscal year 2000-01. The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 1999-00, were $1,663.20 million, although, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totaled $556.6 million for fiscal year 1999-2000. The receipts of corporate income tax for fiscal year 1999-00 were $1,406.5 million, a decrease of .05% from the previous fiscal year. Gross Receipt tax collections for fiscal year which ended June 30, 1997, totaled $575.7 million, an increase of 6% over the previous fiscal year. Documentary stamp tax collections totaled $453.8 million for fiscal year 1999-00, decreasing 38.3% from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages, and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $578.5 million during fiscal year 1999-00, a 52% decrease from the previous fiscal year. Recent reductions in the intangible personal property tax rate and expansions in the exemptions from that tax are expected to reduce the State's general revenues by $202.3 million for fiscal year 2000-01, and $252.7 for fiscal year 2001-02. A significant portion of these tax proceeds is unavailable to the General Revenue Fund.

     The State's estate tax on resident decedents' estates is generally equal to the amount allowable as a credit against federal estate tax for state death taxes paid, and does not increase the estate's total federal estate tax liability. For fiscal year 1999-2000, estate tax receipts were $778.1 million, an increase of 15.5% from the prior fiscal year. In fiscal year 1999-2000 State operated lotteries produced estimated revenues of 993.6 million. State law requires allocating 50% of gross lottery revenues to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 1999-2000, education received approximately $861.2 million of these revenues.

     In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal year 1999-2000 in tabular form.

                                STATE OF FLORIDA
                             TOTAL GENERAL REVENUES
                 FISCAL YEAR 1999-2000 (IN MILLIONS OF DOLLARS)
                                                            1999-00
                                                             ACTUAL
             GENERAL REVENUE FUND:
                Sales Tax - GR............................ $13,783.8
                Beverage Tax & Licenses...................     556.6
                Corporate Income Tax......................    1406.5
                Documentary Stamp Tax ....................     453.8
                Tobacco Tax ..............................     125.3
                Insurance Premium Tax ....................     285.2
                Pari-Mutuels Tax..........................      13.0
                Intangibles Tax...........................     578.5
                Estate Tax ...............................     778.7
                Interest Earnings ........................     230.8
                Driver's Licenses ........................      63.5
                Medical & Hospital Fees...................     118.9
                Motor Vehicle Fees .......................      44.1
                Auto Title & Lien Fees ...................      30.3
                Severance Taxes ..........................      28.9
                Corporation Filing Fees ..................      99.9
                Service Charges ..........................     409.7
                Other Taxes, Licenses & Fees..............     171.9
             Less: Refunds ...............................    (362.2)
                                                           ---------
             Net General Revenue: ........................ $18,817.1
                                                           =========

     For fiscal year 2000-01 the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,561.2 million, a 4.6% increase over 1999-2000. The $19,361.7 million in the Estimated Revenues component for the fiscal year 2000-01 total a 3.3% increase over the analogous figure in 1999-00. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $20,143.7 million, unencumbered reserves at the end of 2000-01 are estimated at $1,464.5 million. For fiscal year 2001-02, the estimated total of General Revenue plus Working Capital and Budget Stabilization funds available are $21,900.3 million, a 1.5% increase over the total estimated for fiscal year 2000-01. The $20,350.4 million in the Estimated Revenues component of the estimated 2001-02 total represents a 5.1% increase over the analogous figure for fiscal year 2000-01.

     The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

     Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

     The State Constitution provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under that provision for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in
Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

     "State revenues" are defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues"' does not include:
(1) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expenses made after July 1, 1994; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994.

     It should be noted that many of these provisions, which were adopted by constitutional amendment in 1994, are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation.

     The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

     Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998 and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

     As of May 1, 2001 the State had a high bond rating of Aa2 from Moody's Investors Service, Inc., AA+ from Standard & Poor's and AA from Fitch, Inc. on its general obligation bonds. Outstanding general obligation bonds at June 30, 2000 totalled almost $9,516 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued over $384 million of general obligation bonds since July 1, 2000.

     In a report dated July 28, 1999, the Florida Auditor General notified the Governor's Office that it identified, as of September 30, 1997, forty local government entities as meeting one or more of the financial emergency conditions prescribed by State statute. The Auditor General's notification indicated that ten of those local government entities (including the city of Miami) were on September 30, 1997, in a state of financial emergency. Stating that a statutorily defined financial emergency is not necessarily indicative of a local governmental entity's solvency or ability to pay its current financial obligations, the Auditor General's notification indicated that the remaining thirty local government entities were not facing a true financial crisis and/or the financial emergency was due to accounting practices. For these purposes, a state of emergency is considered two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General was unable to conclude had sufficient revenues to cover their deficits. The operations of all these entities mentioned in the Auditor General's notification may be adversely affected by their financial condition.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated August 1, 2001, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Florida Tax-Free Income Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Florida Tax-Free Income Fund may purchase or sell securities solely to achieve short-term trading profits. The Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of brokerage activity will increase brokerage costs to the Fund.

     For the last two fiscal years ended March 31, the Florida Tax-Free Income Fund's portfolio turnover rates were as follows:

          2000. . . . .  62.32%                  2001. . . . .  28.93%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established as a business trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Two such portfolios have been established and are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e.,at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the Florida Tax-Free Income Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                              FLORIDA TAXATION

TAXATION OF THE FUNDS

If the Funds have tax nexus with Florida, such as through the location within Florida of the Trust or Funds' activities or those of their advisers, then the Florida Funds will be subject to Florida corporate income tax. In addition, if the Funds' intangible assets have a taxable situs in Florida, then the Funds will be subject to Florida's intangible personal property tax. The Funds intend to operate so as not to be subject to Florida taxation.

TAXATION OF THE SHAREHOLDERS

Florida does not impose an income tax on individuals. Thus, dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5%. Dividends and distributions of investment income and capital gains by the Funds will be subject to the Florida corporate income tax. Accordingly, investors in the Funds, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

     Florida imposes a tax on intangible personal property owned by Florida residents. Effective January 1, 2001, this tax is imposed at a rate of 1 mil (one dollar per thousand dollars of value). Effective January 1, 2002, the first $250,000 of an individual's ($500,000 for a husband and wife) value of taxable intangible personal property is exempt from the tax. Shares in the Funds constitute intangible personal property for purposes of the Florida intangible personal property tax. Thus, unless an exemption applies, shares in the Funds will be subject to the Florida intangible personal property tax. Prior to July 1, 1999, Florida provided an exemption for shares in an investment fund if the fund's portfolio consisted solely of assets exempt from the Florida intangible personal property tax. Effective July 1, 1999, the Florida Legislature revised this requirement so that the shares in a fund will be exempt if at least ninety percent of the net asset value of the portfolio of assets corresponding to the shares in the fund is invested in assets that are exempt from the Florida intangible personal property tax. Assets exempt from the Florida intangible personal property tax include obligations issued by the state of Florida and its political subdivisions, municipalities, and public authorities; obligations of the U.S. government, its agencies, and certain territories and possessions such as Puerto Rico, the Virgin Islands, and Guam; and cash.

      The Funds have received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to shares in the Funds is invested in assets that are exempt from the tax, shares of the Funds owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. If shares of the Funds are subject to the Florida intangible personal property tax, because less than 90% of the net asset value of the Funds' assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the NAV of a share of the Funds that is attributable to obligations of the U.S. government will be exempt from taxation.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of eight Trustees who supervise the business affairs of the Trust. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Trustee and Chairman of the Board of Trustees
Age: 54

President and Chief Executive Officer of United Services Automobile Association
(USAA) (4/00-present); Director of USAA (2/99-present); President and Chief Operating Officer of USAA (6/99-4/00); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); and Special Assistant to Chairman, USAA (6/96-12/96). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Federal Savings Bank, USAA Financial Planning Network, Inc., and USAA Real Estate Company.

Christopher W. Claus 1, 2
Trustee, President, and Vice Chairman of the Board of Trustees
Age: 40

President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds; President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Senior Vice President of USAA Life Investment Trust.

David G. Peebles 1, 4
Trustee and Vice President
Age: 61

Director, IMCO (12/98-present); Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Director/Trustee and Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Trustee
Age: 56

President,   Postal  Addvantage  (7/92-present);   Mrs.  Dreeben  serves  as  a
Trustee/Director of each of the remaining funds within the USAA family of funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Trustee
Age: 55

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Trustee/Director of the remaining funds within each of the USAA family of funds.

Michael F. Reimherr 3, 4, 5
128 East Arrowhead
San Antonio, TX 78228
Trustee
Age: 55

President of Reimherr Business Consulting (5/95-present). Mr. Reimherr serves as a Trustee/Director of each of the remaining Funds within the USAA family of funds.

Laura T. Starks, Ph.D. 3, 4, 5
5405 Ridge Oak Drive
Austin, TX  78731
Trustee
Age: 51

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of Finance, University of Texas at Austin (9/94-9/96). Dr. Starks serves as a Trustee/Director of each of the remaining funds within the USAA family of funds.

Richard A. Zucker 2, 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Trustee
Age: 58

Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Trustee/Director of each of the remaining funds within the USAA family of funds.

Kenneth E. Willmann 1
Vice President
Age: 54

Director, IMCO (2/00-present); Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (9/94-12/99). Mr. Willmann serves as Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Michael D. Wagner 1
Secretary
Age: 53

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (1/99-present); Vice President, Corporate Counsel, USAA (1982-1/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Mark S. Howard 1
Assistant Secretary
Age: 37

Vice President, Securities Counsel & Compliance, IMCO (6/00-present); Assistant Vice President, Securities Counsel, USAA (2/98-6/00); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Network, Inc., each of the remaining funds within the USAA family of funds, and for USAA Life Investment Trust.

David M. Holmes 1
Treasurer
Age: 41

Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of each of the remaining funds within the USAA family of funds and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Roberto Galindo, Jr. 1
Assistant Treasurer
Age: 40

Executive  Director,  Mutual  Fund  Analysis  & Support,  IMCO  (6/00-present);
Director, Mutual Fund Analysis, IMCO(9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice
President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for each of the remaining funds within the USAA family of funds.

---------------------
1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

     Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2001.

      NAME                            AGGREGATE              TOTAL COMPENSATION
       OF                           COMPENSATION                  FROM THE USAA
    DIRECTOR                       FROM THE COMPANY         FAMILY OF FUNDS (b)

  Robert G. Davis                      None (a)                   None (a)
  Michael J.C. Roth (c)                None (a)                   None (a)
  Christopher W. Claus                 None (a)                   None (a)
  David G. Peebles                     None (a)                   None (a)
  Barbara B. Dreeben                   $ 9,250                    $ 38,500
  Robert L. Mason                      $ 9,250                    $ 38,500
  Michael F. Reimherr                  $ 9,250                    $ 38,500
  Laura T. Starks                      $10,125                    $ 38,500
  Richard A. Zucker                    $ 9,250                    $ 38,500

-------------------------

(a) Robert G. Davis, Christopher W. Claus, Michael J.C. Roth, and David G. Peebles are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

(b) At March 31, 2001, the USAA Family of Funds consisted of four registered investment companies offering 40 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA family of funds. In addition, Michael J.C. Roth served as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth received no compensation as Trustee of USAA Life Investment Trust.

(c) Effective February 12, 2001, Michael J. C. Roth retired from the Board of Trustees.

     All of the above Trustees are also Trustees/Directors of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of May 31, 2001, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     The Trust knows of no one person who, as of May 31, 2001, held of record or owned beneficially 5% or more of either Fund's shares.

                              THE TRUST'S MANAGER

As described in the prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA State Tax-Free Trust from its inception.

     In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $41 billion, of which approximately $28 billion were in mutual fund portfolios.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Manager and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics for the Manager has been filed with the Securities and Exchange Commission and is available for public view.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the prospectus. Management fees are computed and accrued daily and payable monthly. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2003, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's expenses to .50% of its ANA until August 1, 2002, and will reimburse the Funds for all expenses in excess of the limitations, excluding credits from fee offset arrangements.

For the last three fiscal years ended March 31, management fees were as follows:

                                               1999        2000          2001
                                              ------      ------        ------
Florida Tax-Free Income Fund                 $586,064     $621,835     $622,766
Florida Tax-Free Money Market Fund           $345,419     $370,839     $407,095


     Because the Florida Tax-Free Money Market Funds expenses exceeded the Manager's voluntary expense limitation, the Manager did not receive management fees to which it would have been entitled as follows:


                                                1999        2000          2001
                                               -------     --------     -------
Florida Tax-Free Income Fund                   $  --        $  --       $  --
Florida Tax-Free Money Market Fund             $11,257      $30,078     $29,587

     Beginning with the month ended July 31, 2002, the Florida Tax-Free Income Fund's management fees will be based upon two components: a base fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. The fee is allocated between the Funds based on the relative net assets of each. The fee is computed and paid at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million; and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to its relevant index. The Florida Tax-Free Income Fund's performance will be measured relative to that of the Lipper Florida Municipal Debt Fund Index. With respect to the Florida Tax-Free Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph. With respect to the Florida Tax-Free Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the Florida Tax-Free Income Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365. The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart on the next page:

===============================================================================
                          FLORIDA TAX-FREE INCOME FUND
OVER/UNDER PERFORMANCE RELATIVE TO INDEX                ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS) 1                      (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS)
        +/- 20 to 50                                        +/- 4
        +/- 51 to 100                                       +/- 5
        +/- 101 and greater                                 +/- 6

---------------------------
       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).
===============================================================================

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                   Examples
                               1         2         3         4             5        6
Fund Performance (a)         6.80%    5.30%      4.30%     -7.55%       -5.20%    -3.65%
Index Performance (a)        4.75%    5.15%      4.70%     -8.50%       -3.75%   (-3.50%)
                             ----     ----       ----      -----        -----    -------
Over/Under Performance (b)   + 205     +15        -40       + 95         -145       - 15
Annual Adjustment Rate (b)     + 6      0          -4         +5          - 6          0
Monthly Adjustment Rate (c) .0049%       n/a     -.0033%     .0041%    -.0049%        n/a
Base Fee for Month        $221,918   $221,918   $221,918   $221,918   $221,918   $221,918
Performance Adjustment      41,650          0    (28,050)    34,850    (41,650)         0
                          ---------------------------------------------------------------
Monthly Fee               $263,568   $221,918   $193,868   $256,768   $180,268   $221,918
                          ===============================================================

-------------------------
   (a)  Average annual performance over a 36-month period
   (b)  In basis points
   (c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     The Florida Tax-Free Income Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Florida Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules there under, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) for the Florida Tax-Free Income Fund and one-tenth of one percent (.10%) for the Florida Tax-Free Money Market Fund of average net assets of the respective Fund. We may also delegate one or more of our responsibilities at our expense.

UNDERWRITER

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments.

COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Trust's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Florida Tax-Free Income Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

Where:      P   =   a hypothetical initial payment of $1,000
            T   =   average annual total return
            n   =   number of years
          ERV   =   ending redeemable value of a hypothetical  $1,000 payment
                    made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the Florida Tax-Free Income Fund was October 1, 1993. The Fund's average annual total returns for the following periods ended March 31, 2001, were:

      1 year ...... 11.14%    5 years ...... 6.23%  Since inception .... 4.89%

YIELD

The Florida Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   Yield = 2[((a-b)/(cd)+1)*6 -1]


Where:     a   =   dividends and interest earned during the period
           b   =   expenses accrued for the period (net of reimbursement)
           c   =   the average daily number of shares outstanding during the
                   period that were entitled to receive dividends
           d   =   the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

     The Fund's 30-day yield for the period ended March 31, 2001, was 4.73%.

YIELD - FLORIDA TAX-FREE MONEY MARKET FUND

When the Florida Tax-Free Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by
(1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

           Yield for 7-day Period ended March 31, 2001, was 3.35%. Effective Yield for 7-day Period ended March 31, 2001,was 3.41%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Florida Tax-Free Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the Florida Tax-Free Income Fund may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, the Florida investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the federal marginal tax rate and the Florida Intangibles Personal Property Tax effect adjusted to reflect the deductibility of the Intangibles Tax from federal income tax.

     The computation of the Florida intangible tax effect is a multi-step process. Since the intangible tax is a tax upon assets, and not income, an investor may reduce his intangibles tax liability by choosing investments that are exempt from the Florida Intangibles Tax. We have provided a table in the prospectus to estimate the effect the intangibles tax may have upon an investor's EMTR. The Florida Intangibles Property Tax effect is determined by the investor's filing status, individual or joint, and the fair market value of intangible assets subject to the intangibles tax. The formula is:

   Florida Intangible Tax Effect = Intangible Tax Liability / Intangible Assets

     The formula for computing the EMTR to compare with fully taxable securities subject to both federal income and Florida intangible taxes is:

      EMTR = Federal Marginal Tax Rate + [Florida Intangible Tax Effect x
                       (1-Federal Marginal Tax Rate)]

     The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 36.06% is 63.94%, that is (1.00 - 0.3606 = 0.6394).

      Tax-Equivalent Yield = Tax-Exempt Yield / (1-Effective Marginal Tax Rate)

     Based on a federal marginal tax rate of 36% and intangible assets of $300,000 filing jointly, the tax-equivalent yields for the Florida Tax-Free Income and Florida Tax-Free Money Market Funds for the period ended March 31, 2001, were 7.40% and 5.24%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch, Inc. (Fitch), and Thompson BankWatch, represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICE

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

2.  SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1       This  designation  denotes  best  quality.  There is  present
                  strong   protection  by  established  cash  flows,   superior
                  liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2       This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           * Leading market positions in well-established industries.
           * High rates of return on funds employed.
           * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER A REUTER'S COMPANY EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER A REUTER'S COMPANY FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.), reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund
Averages:  "100% U.S.  Treasury"  and "First Tier" and (2) Tax-Free  Money Fund
Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, A Reuter's Company and Morningstar, Inc. Each Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                      APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                       HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods
                                 Market Trend
           --------------------------------------------------------------------

                  Down                   Up                    Mixed
           -------------------    --------------------- -----------------------
             Share   Shares       Share     Shares      Share      Shares
Investment   Price   Purchased    Price     Purchased   Price      Purchased
           -------------------    --------------------- -----------------------
$100         10      10             6         16.67      10            10
 100          9      11.1           7         14.29       9            11.1
 100          8      12.5           7         14.29       8            12.5
 100          8      12.5           9         11.1        9            11.1
 100          6      16.67         10         10         10            10
----         --      -----         --         -----      --           -----
$500      ***41      62.77      ***39         66.35   ***46           54.7
        *Avg. Cost:  $7.97        *Avg. Cost: $7.54      *Avg. Cost:  $9.14
                     -----                    -----                   -----
      **Avg. Price:  $8.20      **Avg. Price: $7.80    **Avg. Price:  $9.20
                     -----                    -----                   -----

  *   Average Cost is the total amount invested divided by number of shares purchased.
 **   Average Price is the sum of the prices paid divided by number of purchases.
***   Cumulative total of share prices used to compute average prices.
===============================================================================


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